UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 20, 2009

                      AMERICAN BANCORP OF NEW JERSEY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                     0-51500                55-0897507
-----------------------------      ----------------      ----------------------
(State or other jurisdiction       (Commission file        (I.R.S. Employer
jurisdiction of incorporation          number)           Identification Number)
     or organization)

                 365 Broad Street, Bloomfield, New Jersey 07003
                 ----------------------------------------------
                    (Address of Principal Executive Offices)


                                 (973) 748-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

On February 20, 2009, American Bancorp of New Jersey, Inc. announced that its Board of Directors has declared a quarterly cash dividend of $0.05 per share to stockholders of record as of March 10, 2009 payable on or about March 24, 2009.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Not Applicable.

      (d)   Exhibits.

      Exhibit No.             Exhibit

            99                Press release dated February 20, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            American Bancorp of New Jersey, Inc.
                                            (Registrant)


DATE: February 20, 2009                     By: /s/ Eric B. Heyer
      -----------------                         -------------------------------
                                                Eric B. Heyer
                                                Senior Vice President and
                                                Chief Financial Officer